                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        -------------------------------


                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) August 15, 1997



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)



          Delaware                     0-16102              59-2840783
(State or Other Jurisdiction          Commission         (I.R.S. Employer
    Or Incorporation or               File Number         Identification
       Organization)                                          Number)



               1000 Crawford Place, Mt. Laurel, New Jersey 08054
                   (Address of principal executive offices)


                                 (609)235-6009
             (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.
        ------------------------------------


       On August 15, 1997, Eastern Environmental Services, Inc. (the "Registrant") acquired all of the outstanding shares of stock of Harford Disposal, Inc. (the "Company") pursuant to the terms of an Agreement for the Sale and Purchase of Stock (the "Agreement") dated August 15, 1997 by the Registrant and Blake Van Leer (the "Seller"). The Seller is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 10.1.

       Pursuant to the Agreement, Registrant purchased all of the outstanding stock of the Company and the Company's rights and property interests under an agreement to purchase all of the outstanding stock of Pappy, Inc. ("Pappy"), which is in the business of operating a construction and demolition debris landfill in Harford County, Maryland, known as the Oak Avenue Rubble Landfill, for consideration of $100,000 from working capital. Prior to the Registrant's acquisition of Harford Disposal, Inc. (the "Company") the Company negotiated and entered into an Agreement for the Sale and Purchase of the stock of Pappy, Inc. (the "Contract") dated August 15, 1997. The parties to the Contract are
Timothy K. Stancill, Jerry L. Stancill, Terry D. Stancill and Timothy D. Stancill (collectively referred to as the "Stockholders") and Harford Disposal, Inc. Pursuant to the Contract, the Company purchased all of the outstanding stock of Pappy on August 15, 1997 for consideration of $10,187,500. The purchase of the outstanding shares of Pappy pursuant to the Contract were funded by the Registrant from working capital. The description of the acquisition of the Pappy stock is qualified in its entirety by reference to the Contract, which is filed herewith as Exhibit 10.2.

       Additionally, on the date of closing the Agreement and the Contract, the Registrant and Blake Van Leer ("Consultant") entered into a 15-year Consulting Agreement with Harford Disposal, Inc. ("Subsidiary") to provide consulting expertise in landfill operations and permit issues in Maryland. A consulting fee of $1,712,500 was paid to Consultant at closing for all services to be rendered by Consultant to Subsidiary during the Agreement term. The Consulting Agreement set forth herein is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 10.3.

       The acquisition of Pappy, Inc. includes substantially all of the assets and certain liabilities relating to the operation of the Oak Avenue Rubble Landfill. The acquired assets, including certain landfill equipment, permits and two parcels of real estate, were used by Pappy, Inc. in the operation of the landfill. The Registrant intends to continue to use the acquired assets for this purpose. The assumed liabilities consisted of certain amounts due to vendors.

Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits.
        ----------------------------------

(a) Financial statements of business acquired. It is impracticable to provide the required financial statements of Pappy, Inc. at the time of the filing of this report. The required financial statements of Pappy, Inc. will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

(b)    Pro forma financial information

       It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(c)    Exhibits

10.1 Agreement for the Sale and Purchase of the Stock of Harford Disposal, Inc. made as of August 15, 1997, by and between Blake Van Leer (the "Seller") and Eastern Environmental Services, Inc., ("Purchaser").

10.2 Agreement for the Sale and Purchase of the Stock of Pappy, Inc. made as of August 15, 1997, by and between Timothy K. Stancill, Jerry L. Stancill, Terry D. Stancill and Timothy D. Stancill (collectively referred to as the "Stockholders") and Harford Disposal, Inc., ("Purchaser").

10.3 Consulting Agreement as of August 15, 1997, by and between Eastern Environmental Services, Inc., Harford Disposal, Inc. and Blake Van Leer.


--------------------------------------------------------------------------------

                     Signature
                     ---------

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Eastern Environmental Services, Inc.

Date: August 29, 1997                    By: /s/ Louis D. Paolino, Jr.
                                             -------------------------
                                             Louis D. Paolino, Jr., President

                                  EXHIBIT INDEX


Exhibit
 No.         Description
 ---         -----------

10.1   Agreement for the Sale and Purchase of the Stock of Harford Disposal,
       Inc. made as of August 15, 1997, by and between Blake Van Leer (the
       "Seller") and Eastern Environmental Services, Inc., ("Purchaser").

10.2 Agreement for the Sale and Purchase of the Stock of Pappy, Inc. made as of August 15, 1997, by and between Timothy K. Stancill, Jerry L.
       Stancill, Terry D. Stancill and Timothy D. Stancill (collectively referred to as the "Stockholders") and Harford Disposal, Inc., ("Purchaser").

10.3   Consulting Agreement as of August 15, 1997, by and between Eastern
       Environmental Services, Inc., Harford Disposal, Inc. and Blake Van Leer.